                                                                      Exhibit 99


                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)


                                                                     THREE MONTHS ENDED JUNE 30, 2000
                                             --------------------------------------------------------------------------------
                                                                 ADVANTA          ADVANTA
                                              ADVANTA            BUSINESS         LEASING
                                              MORTGAGE            CARDS           SERVICES           OTHER (a)        TOTAL
                                             ----------          --------         --------           ---------      ---------
REVENUES:
Interest income                               $  48,844           $19,136         $  3,599           $14,945        $  86,524
Securitization income                          (196,037)           17,994           (2,564)               --         (180,607)
Servicing revenues                               36,220             4,546            1,765                --           42,531
Other revenues, net                               2,513            16,721            3,790             1,327           24,351
                                              ---------           -------         --------           -------        ---------
     Total revenues                            (108,460)           58,397            6,590            16,272          (27,201)
                                              ---------           -------         --------           -------        ---------

EXPENSES:
Operating expenses                               62,616            21,470            9,033             1,650           94,769
Interest expense                                 27,063             7,545            3,108            14,014           51,730
Provision for credit losses                      21,385             5,050            1,025                --           27,460
Minority int. in inc. of consolidated sub         1,776               276              168                --            2,220
                                              ---------           -------         --------           -------        ---------
    Total expenses                              112,840            34,341           13,334            15,664          176,179
                                              ---------           -------         --------           -------        ---------

INCOME (LOSS) BEFORE INCOME TAXES              (221,300)           24,056           (6,744)              608         (203,380)
Income tax expense (benefit)                     (5,953)           (5,367)           3,902            (3,267)         (10,685)
                                              ---------           -------         --------           -------        ---------

NET INCOME (LOSS)                             $(215,347)          $29,423 (b)     $(10,646)          $ 3,875        $(192,695)
                                              =========           =======         ========           =======        =========


(a) Other includes insurance operations and investment activities not attributable to other segments.
(b) Advanta Business Cards would have an effective tax rate of 38.5% on a stand-alone basis, resulting in net income of $14,794.

                                  ADVANTA CORP.
                      RECONCILIATION OF ADVANTA MORTGAGE TO
          PORTFOLIO LENDER EARNINGS FORMAT BEFORE VALUATION ADJUSTMENTS
                                 (IN THOUSANDS)

                                                                      THREE MONTHS ENDED JUNE 30, 2000
                                          ---------------------------------------------------------------------------------------
                                                                                  ADVANTA
                                                                                MORTGAGE AS A                         PRO FORMA
                                                                                  PORTFOLIO                          CONSOLIDATED
                                            ADVANTA          PRO FORMA          LENDER BEFORE     PRO FORMA             BEFORE
                                          MORTGAGE AS         & OTHER             VALUATION       REMAINING           VALUATION
                                            REPORTED        ADJUSTMENTS          ADJUSTMENTS      BUSINESSES         ADJUSTMENTS
                                          -----------       -----------         -------------     ----------         ------------

                                                              [G]                  [F]             [F]
REVENUES:
Interest income                            $  48,844          $185,174   [a]       $234,018         $37,680            $271,698
Securitization income                       (196,037)          196,037   [b]             --          15,430              15,430
Servicing revenues                            36,220           (14,306)  [c]         21,914           6,311              28,225
Other revenues, net                            2,513                --                2,513          21,630              24,143
                                           ---------------------------             ------------------------            --------
     Total revenues                         (108,460)          366,905              258,445          81,051             339,496
                                           ---------------------------             ------------------------            --------

EXPENSES:
Operating expenses                            62,616             1,869   [d]         64,485          32,153              96,638
Interest expense                              27,063           131,926   [a]        158,989          24,667             183,656
Provision for credit losses                   21,385             2,575   [e]         23,960           6,075              30,035
Minority interest in income of
   consolidated subsidiary                     1,776                --                1,776             444               2,220
                                           ---------------------------             ------------------------            --------
    Total expenses                           112,840           136,370              249,210          63,339             312,549
                                           ---------------------------             ------------------------            --------

INCOME (LOSS) BEFORE INCOME TAXES           (221,300)          230,535                9,235          17,712              26,947
Income tax expense (benefit)                  (5,953)            9,508                3,555           6,819              10,374
                                           ---------------------------             ------------------------            --------
NET INCOME (LOSS)                          $(215,347)         $221,027             $  5,680         $10,893            $ 16,573
                                           ---------------------------             ------------------------            --------

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by Advanta and remained on the balance sheet for the period presented.

[b] Represents the reclassification of net gains or losses recognized on the sale of mortgage loans for the period.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by Advanta.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

[f]      Adjusted income tax expense to normalized rate of 38.5%

[g] Adjusted to exclude carrying value adjustments to retained interests in securitizations, including contractual mortgage servicing rights, and loan loss reserves. Also adjusted income tax expense to normalized rate of 38.5%.

                                  ADVANTA CORP.
                                   HIGHLIGHTS
                                 (IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                                   ----------------------------------------------------------------------
                                                                                                           PERCENT CHANGE
                                                     JUNE 30,           MARCH 31,           JUNE 30,            FROM
ORIGINATIONS                                           2000               2000                1999          PRIOR QUARTER
------------                                       -----------         -----------        -----------      --------------
Direct                                             $   301,393         $   380,040        $   407,880           -20.7%
Broker                                                 198,277             183,254            199,889             8.2
Other indirect                                           3,238               1,454            119,920           122.7
                                                   -----------         -----------        -----------          ------
Total Advanta Mortgage loans                       $   502,908         $   564,748        $   727,689           -11.0%

Business credit cards                              $   900,381         $   747,587        $   471,239            20.4%
Leases                                                  88,437             109,082            113,384           -18.9

SECURITIZATION/SALES VOLUME
Advanta Mortgage                                   $   477,238         $   483,944        $   706,639            -1.4%
Business credit cards                                        0             157,067                  0          -100.0
Leases                                                 126,960             107,253            105,909            18.4
                                                   -----------         -----------        -----------          ------
Total securitization/sales volume                  $   604,198         $   748,264        $   812,548           -19.3%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                                     $ 8,413,993         $ 8,346,321        $ 8,267,715             0.8%
Business credit cards                                1,319,434           1,120,635            866,732            17.7
Leases                                                 802,661             805,404            692,356            -0.3
Auto loans                                              67,105              77,445            140,560           -13.4
Other loans                                             19,939              20,752             17,019            -3.9
                                                   -----------         -----------        -----------          ------
Total average managed receivables                  $10,623,132         $10,370,557        $ 9,984,382             2.4%
Total average serviced receivables                 $24,000,185         $22,877,022        $19,185,050             4.9%

ENDING MANAGED RECEIVABLES
Mortgage loans                                     $ 8,381,881         $ 8,390,122        $ 8,293,166            -0.1%
Business credit cards                                1,428,732           1,226,210            886,237            16.5
Leases                                                 820,265             821,258            744,123            -0.1
Auto loans                                              56,796              74,652            122,836           -23.9
Other loans                                             21,689              19,521             17,187            11.1
                                                   -----------         -----------        -----------          ------
Total managed receivables                          $10,709,363         $10,531,763        $10,063,549             1.7%
Total serviced receivables                         $24,360,406         $23,607,975        $19,503,445             3.2%

IO AND CMSR ROLLFORWARD
Beginning balance                                  $   206,538         $   208,277        $   271,876
Retained IO on sales, net                               33,819              18,663             41,036
Hedge impact                                            (2,913)             (1,918)           (20,819)
Interest income                                         21,409              20,346              7,970
Cash received                                          (36,552)            (38,830)           (42,966)
Additional reserves                                   (234,200)                  0            (10,000)
Other, net                                                   0                   0                (26)
                                                   -----------         -----------        -----------
Subtotal                                               (11,899)            206,538            247,071
Reclass of IO reserves to subordinated
   trust assets                                         97,171                   0                  0
                                                   -----------         -----------        -----------
Ending balance                                     $    85,272         $   206,538        $   247,071
                                                   ===========         ===========        ===========

                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED
                                               -------------------------------------------------------------------------
                                                                                                                 PERCENT
                                                                                                                 CHANGE
                                                                                                                  FROM
                                               JUNE 30,             MARCH 31,             JUNE 30,                PRIOR
                                                 2000                 2000                 1999                  QUARTER
                                               --------             ---------             --------               -------
EARNINGS

As a % of average managed receivables:
     Operating expenses                           3.37%                3.45%                 3.25%                 -2.3%
     Charge-offs:
          New methodology (a)                     2.69
          Prior methodology                       1.86                 1.84                  1.46                   1.1
Efficiency ratio                                 62.01                60.81                 66.46                   2.0
Basic earnings (loss) per common share         $ (7.64)             $  0.68               $  0.49                   N/M
Diluted earnings (loss) per common share       $ (7.64)             $  0.67               $  0.49                   N/M
Return on average common equity                (142.13)%              11.37%                 8.94%                  N/M

COMMON STOCK DATA

Weighted average common shares
   used to compute:
Basic earnings per common share                 25,232               24,785                23,163                   1.8%
Diluted earnings per common share               25,232               25,384                23,373                  -0.6

Ending shares outstanding                       27,237               27,280                25,445                  -0.2

Stock price:
   Class A
      High                                     $21.000              $21.875               $18.250                  -4.0
      Low                                       10.875               16.875                 9.625                 -35.6
      Closing                                   12.188               20.313                18.063                 -40.0
  Class B
      High                                      15.125              $15.500               $14.750                  -2.4
      Low                                        7.750               11.500                 7.594                 -32.6
      Closing                                    8.500               14.484                13.563                 -41.3

Cash dividends declared
   Class A                                     $ 0.063              $ 0.063               $ 0.063                   0.0
   Class B                                       0.076                0.076                 0.076                   0.0

Book value per common share                    $ 16.08              $ 23.68               $ 22.39 (b)             -32.1

(a) Beginning in the second quarter of 2000, charge-off and delinquency statistics reflect the adoption of new charge-off policies for mortgage loans and leases. Mortgage loans are generally charged-off at the earlier of foreclosure or 180 days delinquent. The previous policy was the earlier of foreclosure or 12 months delinquent. Leases are generally charged-off at 121 days delinquent, however the timing of the delinquency measurement was changed from mid-month to month end in the second quarter of 2000. Cumulative catch-up adjustments included in second quarter charge-off amounts are not annualized when calculating the annualized charge-off rate under the new methodologies.

(b) Assumes conversion of the Class B Preferred Stock for periods prior to September 1999.

                 -Statistical Supplement Available Upon Request-